UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 8, 2005

MONEYFLOW SYSTEMS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2

 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(403) 319-0236

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in Registrant’s Certifying Accountant

(a) On February 24, 2006, MoneyFlow Systems International, Inc. (“MoneyFlow”) was advised by Hein & Associates LLP (“Hein”) that Hein would not stand for reappointment as the independent certified public accountant for MoneyFlow’s fiscal year ending October 31, 2006.  Hein advised MoneyFlow that this decision was made in conjunction with Hein & Associate’s decision to close their Phoenix office and, as a consequence, was of the opinion that they could not effectively provide the necessary services.

The report of Hein on MoneyFlow’s financial statements for the fiscal year ended October 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except for the addition of a fourth paragraph to their report stating that Hein & Associates LLP has substantial doubt about the ability of the Company to continue as a going concern.  From the date that Hein was appointed as the Company’s auditors through February 24, 2006, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein would have caused Hein to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. MoneyFlow requested that Hein furnish it with a letter stating whether or not it agrees with MoneyFlow’s statements in this Item 4.01(a).  A copy of the letter furnished by Hein in response to that request, dated March 6, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b) On March 2, 2006, MoneyFlow engaged Weaver & Martin., LLC as the new independent certifying accountant to audit MoneyFlow’s financial statements.   The appointment of Weaver & Martin., LLC was approved by the Board of Directors of MoneyFlow.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number

Description

1.1

Letter from Hein & Associates, LLP dated March 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 8, 2006.

Moneyflow Systems International Inc.,

a Nevada corporation

By: /s/ Harold F. Schultz

--------------------------------

Harold F. Schultz, President and CEO

Exhibit 16.1

March 6, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated March 6, 2006, of MoneyFlow Systems International, Inc., and are in agreement with the statements as they pertain to us in item 4.01. We have no basis to agree or disagree with other statements of the registrant contained therein.

Hein & Associates LLP